UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2021 (August 12, 2021)

AVISTA PUBLIC ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40720	98-1584818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street 18th Floor New York, NY 10022 (Address of principal executive offices, including zip code)

(212) 593-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	AHPAU	Nasdaq Capital Market

Class A ordinary shares, par value $0.0001 per share	AHPA	Nasdaq Capital Market

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AHPAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Avista Public Acquisition Corp. II (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K (the "8-K/A”), originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 18, 2021 (the “Original 8-K”), solely to amend and restate the Company’s audited balance sheet as of August 12, 2021 and accompanying footnotes which were filed as an exhibit to the Original 8-K (the “IPO Balance Sheet”).

This 8-K/A is presented as of the filing date of the Original 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original 8-K.

Background of Restatement

The IPO Balance Sheet is being restated to reclassify a portion of its public shares from permanent equity to temporary equity.

The Company had previously classified a portion of its Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), subject to possible redemption in permanent equity. In accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 480, “Distinguishing Liabilities from Equity”, paragraph 10-S99-3A, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of its Class A Ordinary Shares in permanent equity. Although the Company did not specify a maximum redemption threshold, its amended and restated memorandum and articles of association provides that the Company will not redeem its public shares in an amount that will cause its net tangible assets to be less than $5,000,001. Upon re-evaluation, the Company determined that the Class A Ordinary Shares include certain provisions that require classification of the Class A Ordinary Shares as temporary equity regardless of the minimum net tangible assets threshold. As a result, the Company reclassified all of its Class A Ordinary Shares as temporary equity as of August 12, 2021 and adjusted the initial carrying value to redemption value.

On November 30, 2021, the Company’s management and the audit committee of the Company’s board of directors, after discussion with the Company’s independent registered public accounting firm, determined that the qualitative and quantitative factors support a conclusion that the error was of such magnitude that it is probable that the judgment of a reasonable person relying upon the financial statement would have been influenced by the inclusion or correction of the foregoing items. As such, the Company is restating the IPO Balance Sheet. The correction of the aforementioned classification of the Class A Ordinary Shares as temporary equity is reflected in Exhibit 99.1 included with this 8-K/A.

The restatement does not have any impact on the Company’s cash position or the cash held in its trust account. Refer to Note 2, Restatement of Previously Issued Financial Statement, included in Exhibit 99.1 to this 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of August 12, 2021.

As a result of the restatement described in this 8-K/A, the Company has concluded there was a material weakness in the Company's internal control over financial reporting, and its disclosure controls and procedures were not effective.

Item 8.01 Other Events.

On August 12, 2021, the Company consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”) of the Company, including the issuance of 3,000,000 Units as a result of the underwriter’s exercise in full of its over-allotment option. Each Unit consists of one Class A Ordinary Share of the Company and one-third of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $230,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 8,233,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Avista Acquisition LP II, generating gross proceeds to the Company of approximately $12,350,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the sponsor or its permitted transferees: (i) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the sponsor until 30 days after the completion of the Company’s initial business combination and (ii) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $235,750,000, comprised of $225,400,000 of the proceeds from the IPO, including $8,050,000 of the underwriter’s deferred discount, and $10,350,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of August 12, 2021 reflecting receipt of the proceeds upon the closing of the IPO and the sale of the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Restated Audited Balance Sheet, as of August 12, 2021.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTA PUBLIC ACQUISITION CORP. II

Date: January 27, 2022
	By:	/s/ John Cafasso
Name: John Cafasso
Title: Chief Financial Officer